                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                            Settlement Date              7/31/00
                                            Determination Date           8/10/00
                                            Distribution Date            8/15/00



I.      All Payments on the Contracts                                                                             11,417,136.92
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                           93,454.27
III.    Repurchased Contracts                                                                                              0.00
IV.     Investment Earnings on Collection Account                                                                          0.00
V.      Servicer Monthly Advances                                                                                    197,745.62
VI.     Distribution from the Reserve Account                                                                              0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                          151,457.90
VIII.   Transfers to the Pay-Ahead Account                                                                          (283,694.80)

IX.     Less:  Investment Earnings distributions                                                                           0.00
          (a)  To Sellers with respect to the Collection Account                                                           0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                     $11,576,099.91
                                                                                                             ===================



DISTRIBUTION AMOUNTS                                                         Cost per $1000
-------------------------------------                                       -----------------

1.   (a)  Class A-1 Note Interest Distribution                                                          0.00
     (b)  Class A-1 Note Principal Distribution                                                         0.00
             Aggregate Class A-1 Note Distribution                             0.00000000                                  0.00

2.   (a)  Class A-2 Note Interest Distribution                                                          0.00
     (b)  Class A-2 Note Principal Distribution                                                         0.00
            Aggregate Class A-2 Note Distribution                              0.00000000                                  0.00

3.   (a)  Class A-3 Note Interest Distribution                                                          0.00
     (b)  Class A-3 Note Principal Distribution                                                         0.00
            Aggregate Class A-3 Note Distribution                              0.00000000                                  0.00

4.   (a)  Class A-4 Note Interest Distribution                                                          0.00
     (b)  Class A-4 Note Principal Distribution                                                         0.00
           Aggregate Class A-4 Note Distribution                               0.00000000                                  0.00

5.   (a)  Class A-5 Note Interest Distribution                                                          0.00
     (b)  Class A-5 Note Principal Distribution                                                         0.00
            Aggregate Class A-5 Note Distribution                              0.00000000                                  0.00

6.   (a)  Class A-6 Note Interest Distribution                                                    159,415.72
     (b)  Class A-6 Note Principal Distribution                                                 8,794,655.51
            Aggregate Class A-6 Note Distribution                             101.75080947                         8,954,071.23

7.   (a)  Class A-7 Note Interest Distribution                                                    291,650.00
     (b)  Class A-7 Note Principal Distribution                                                         0.00
            Aggregate Class A-7 Note Distribution                              5.11666667                            291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                    441,291.67
     (b)  Class A-8 Note Principal Distribution                                                         0.00
            Aggregate Class A-8 Note Distribution                              5.19166667                            441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                    321,266.67
     (b)  Class A-9 Note Principal Distribution                                                         0.00
            Aggregate Class A-9 Note Distribution                              5.26666667                            321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                   345,041.67
     (b)  Class A-10 Note Principal Distribution                                                        0.00
            Aggregate Class A-10 Note Distribution                             5.30833333                            345,041.67

11.  (a)  Class B Certificate Interest Distribution                                               244,679.31
     (b)  Class B Certificate Principal Distribution                                                    0.00
            Aggregate Class B Certificate Distribution                         5.45000000                            244,679.31

12.  Servicer Payment

       (a)  Servicing Fee                                                                         143,375.95
       (b)  Reimbursement of prior Monthly Advances                                               236,177.99
               Total Servicer Payment                                                                                379,553.94

13.  Deposits to the Reserve Account                                                                                 598,545.43

Total Distribution Amount                                                                                        $11,576,099.91
                                                                                                             ===================

Reserve Account distributions:

-------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                              76,793.38
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess
           Collections                                                                            521,752.05
      (c)  Distribution from the Reserve Account to the Sellers
           (Chase USA)                                                                              6,335.12
      (d)  Distribution from the Reserve Account to the Sellers
           (Chase Manhattan Bank)                                                                  43,042.27
                        Total Amounts to Sellers
                        (Chase USA & Chase Manhattan Bank) =                                                        $647,922.82
                                                                                                             ===================


              INTEREST
-------------------------------------

1.   Current Interest Requirement

        (a) Class A-1 Notes    @     5.598%                                                             0.00
        (b) Class A-2 Notes    @     5.852%                                                             0.00
        (c) Class A-3 Notes    @     5.919%                                                             0.00
        (d) Class A-4 Notes    @     6.020%                                                             0.00
        (e) Class A-5 Notes    @     6.050%                                                             0.00
        (f) Class A-6 Notes    @     6.130%                                                       159,415.72
        (g) Class A-7 Notes    @     6.140%                                                       291,650.00
        (h) Class A-8 Notes    @     6.230%                                                       441,291.67
        (i) Class A-9 Notes    @     6.320%                                                       321,266.67
        (j) Class A-10 Notes   @     6.370%                                                       345,041.67
                     Aggregate Interest on Notes                                                                   1,558,665.72
        (k) Class B Certificates @   6.540%                                                                          244,679.31

2.   Remaining Interest Shortfall

        (a) Class A-1 Notes                                                                             0.00
        (b) Class A-2 Notes                                                                             0.00
        (c) Class A-3 Notes                                                                             0.00
        (d) Class A-4 Notes                                                                             0.00
        (e) Class A-5 Notes                                                                             0.00
        (f) Class A-6 Notes                                                                             0.00
        (g) Class A-7 Notes                                                                             0.00
        (h) Class A-8 Notes                                                                             0.00
        (i) Class A-9 Notes                                                                             0.00
        (j) Class A-10 Notes                                                                            0.00
        (k) Class B Certificates                                                                        0.00

3.   Total Distribution of Interest                                          Cost per $1000
                                                                            -----------------
        (a) Class A-1 Notes                                                    0.00000000               0.00
        (b) Class A-2 Notes                                                    0.00000000               0.00
        (c) Class A-3 Notes                                                    0.00000000               0.00
        (d) Class A-4 Notes                                                    0.00000000               0.00
        (e) Class A-5 Notes                                                    0.00000000               0.00
        (f) Class A-6 Notes                                                    1.81154231         159,415.72
        (g) Class A-7 Notes                                                    5.11666667         291,650.00
        (h) Class A-8 Notes                                                    5.19166667         441,291.67
        (i) Class A-9 Notes                                                    5.26666667         321,266.67
        (j) Class A-10 Notes                                                   5.30833333         345,041.67
                     Total Aggregate Interest on Notes                                                             1,558,665.72
        (k) Class B Certificates                                               5.45000000                            244,679.31



             PRINCIPAL
-------------------------------------
                                                                                        No. of Contracts
                                                                                        ------------------
1.   Amount of Stated Principal Collected                                                       3,864,286.85
2.   Amount of Principal Prepayment Collected                                     266           4,790,039.23
3.   Amount of Liquidated Contract                                                 7              140,329.43
4.   Amount of Repurchased Contract                                                0                    0.00

       Total Formula Principal Distribution Amount                                                              8,794,655.51

5.   Principal Balance before giving effect to Principal Distribution                              Pool Factor
                                                                                                   -----------
        (a) Class A-1 Notes                                                                         0.0000000                  0.00
        (b) Class A-2 Notes                                                                         0.0000000                  0.00
        (c) Class A-3 Notes                                                                         0.0000000                  0.00
        (d) Class A-4 Notes                                                                         0.0000000                  0.00

        (e) Class A-5 Notes                                                                         0.0000000                  0.00
        (f) Class A-6 Notes                                                                         0.3546249         31,206,993.19
        (g) Class A-7 Notes                                                                         1.0000000         57,000,000.00
        (h) Class A-8 Notes                                                                         1.0000000         85,000,000.00
        (i) Class A-9 Notes                                                                         1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                        1.0000000         65,000,000.00
        (k) Class B Certificates                                                                    1.0000000         44,895,285.54

6.   Remaining Principal Shortfall

        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                  Cost per $1000
                                                                            ------------------
        (a) Class A-1 Notes                                                    0.00000000                                      0.00
        (b) Class A-2 Notes                                                    0.00000000                                      0.00
        (c) Class A-3 Notes                                                    0.00000000                                      0.00
        (d) Class A-4 Notes                                                    0.00000000                                      0.00
        (e) Class A-5 Notes                                                    0.00000000                                      0.00
        (f) Class A-6 Notes                                                   99.93926716                              8,794,655.51
        (g) Class A-7 Notes                                                    0.00000000                                      0.00
        (h) Class A-8 Notes                                                    0.00000000                                      0.00
        (i) Class A-9 Notes                                                    0.00000000                                      0.00
        (j) Class A-10 Notes                                                   0.00000000                                      0.00
        (k) Class B Certificates                                               0.00000000                                      0.00

8.   Principal Balance after giving effect to Principal Distribution                               Pool Factor
                                                                                                   -----------
        (a) Class A-1 Notes                                                                         0.0000000                  0.00
        (b) Class A-2 Notes                                                                         0.0000000                  0.00
        (c) Class A-3 Notes                                                                         0.0000000                  0.00
        (d) Class A-4 Notes                                                                         0.0000000                  0.00
        (e) Class A-5 Notes                                                                         0.0000000                  0.00
        (f) Class A-6 Notes                                                                         0.2546857         22,412,337.68
        (g) Class A-7 Notes                                                                         1.0000000         57,000,000.00
        (h) Class A-8 Notes                                                                         1.0000000         85,000,000.00
        (i) Class A-9 Notes                                                                         1.0000000         61,000,000.00
        (j) Class A-10 Notes                                                                        1.0000000         65,000,000.00
        (k) Class B Certificates                                                                    1.0000000         44,895,285.54



             POOL DATA
-------------------------------------                                                               Aggregate
                                                                            No. of Contracts    Principal Balance
                                                                            ----------------    -----------------

1.   Pool Stated Principal Balance as of        7/31/00                          12,691          335,307,623.22

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                     -------------
              (a) 31-59 Days                                                      134                  2,814,863.27     0.839%
              (b) 60-89 Days                                                       26                    824,210.53     0.246%
              (c) 90-119 Days                                                      25                    532,277.34     0.159%
              (d) 120 Days +                                                       80                  2,532,707.41     0.755%


3.   Contracts Repossessed during the Due Period                                   7                     139,728.46

4.   Current Repossession Inventory                                                28                  1,105,659.42

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                  7                     140,329.43
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                        93,454.27
                                                                                              ----------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                      46,875.16

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      2,185,466.08

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            743                                  11,048,549.30

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.224%

9.   Weighted Average Remaining Term to Maturity of all Outstanding
       Contracts                                                                                                             100.021

          TRIGGER ANALYSIS
-------------------------------------

1.  (a)  Average Delinquency Percentage                                    1.446%
    (b)  Delinquency Percentage Trigger in effect ?                                            NO

2.  (a)  Average Net Loss Ratio                                            0.037%
    (b)  Net Loss Ratio Trigger in effect ?                                                    NO
    (c)  Net Loss Ratio (using ending Pool Balance)                        0.061%

3.  (a)  Servicer Replacement Percentage                                   0.010%
    (b)  Servicer Replacement Trigger in effect ?                                              NO



           MISCELLANEOUS
-------------------------------------

1.   Monthly Servicing Fees                                                                                        143,375.95

2.   Servicer Advances                                                                                             197,745.62

3.    (a)  Opening Balance of the Reserve Account                                                                8,973,952.86
      (b)  Deposits to the Reserve Account                                                      598,545.43
      (c)  Investment Earnings in the Reserve Account                                            49,377.39
      (d)  Distribution from the Reserve Account                                               (647,922.82)
      (e)  Ending Balance of the Reserve Account                                                                 8,973,952.86

4.   Specified Reserve Account Balance                                                                           8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                399,579.23
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                        283,694.80
      (c)  Investment Earnings in the Pay-Ahead Account                                               0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                      (151,457.90)
      (e)  Ending Balance in the Pay-Ahead Account                                                                 531,816.13